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                                                                 EXHIBIT 10.12.1


                               SILICON VALLEY BANK

                                                        Date: December 5, 1997

                                                  OUR REFERENCE NO. SVB96ISO468

                          ADVICE OF AMENDMENT NUMBER 1

                                                Amount: US$ 230,000.00

                                                Expiration Date/Location:
                                                NOVEMBER 25, 1997/AT OUR COUNTER
                                                AT THE ABOVE ADDRESS

Beneficiary:                                    For Account of:
EQUITABLE LIFE ASSURANCE SOCIETY OF             VISUAL NETWORKS, INC.
THE UNITED STATES                               2092 GAITHER ROAD
1875 EYE STREET NW                              ROCKVILLE, MD 20850
Washington, DC 20006

Gentlemen:

We have been requested to amend the above referenced Letter of Credit as follows:

1- Effective November 25, 1997, the amount is decreased by US$ 40,000.00 to a new credit value of US$ 190,000.00 in words (One Hundred Ninety Thousand & 00/100 USDollars).

2-     Under Special Instructions, period of automatic renewal now to read Six
       (6) months instead of one year.

All other terms and conditions remain unchanged.

The advice of amendment is to be considered part of the original Letter of Credit and must be attached thereto.

Sincerely,

    /s                                                        /s
--------------------                                      --------------------
Authorized Signature                                      Authorized Signature

Except as otherwise stated herein, this credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

This advice of amendment is subject to your approval, if you agree/disagree please sign the attached copy where applicable and return to us.